Investment in life insurance policies, net	12 Months Ended
Jun. 30, 2025
Investments, All Other Investments [Abstract]
Investment in life insurance policies, net

7. Investment in life insurance policies, net

Investment in life insurance policies, net consists of the following:

	As of June 30,
	2024	2025	2025
	GBP	GBP	US$
Balance, beginning of the year	512,292	319,498	438,389
Proceeds from termination of life insurance policy, net	(166,368)	-	-
Fair value gain on life insurance policy	10,559	13,179	18,083
Insurance expense	(44,536)	-	-
Exchange gain (loss)	7,551	(26,458)	(36,303)
Balance, end of the year	319,498	306,219	420,169
Less: allowance for expected credit losses	-	-	-
Cash surrender value	319,498	306,219	420,169

The Company held one life insurance policy as of both June 30, 2024 and 2025. During the year ended June 30, 2024, one policy was disposed of for proceeds of GBP166,368. Fair value gains recognized were GBP10,559 in 2024 and GBP13,179 (US$18,083) in 2025.

The Company is the owner and beneficiary of the policies and Mr. Michael Lau, an Executive Director and Chief Technology Officer of the Company, is the key management person insured under the Company’s contracted life insurance policies to insure against the death of the key member of management of the Company. The Company could terminate the policy at any time and receive cash back on the cash value of the policy at the date of withdrawal, which was determined by the premium payment plus accumulated interest earned and minus the accumulated insurance policy charges and surrender charges. The directors of the Company represent that the Company reviews whether to terminate the life insurance policies regularly. Accordingly, the life insurance policies are recorded as current assets.